Exhibit 10.1

ADDENDUM No. 1

to Contract No. 840/08625142/25/158-15

dtd. December 07, 2015

Moscow	December 09, 2016

JSC “Isotope”, Pogodinskaja, 22, Moscow, 119435 Russia hereinafter named to as “the Sellers’’, and The Company IsoRay Medical Inc., 350 Hills Street, Suite 106, Richland, WA 99354-5411 USA, hereinafter named to as “the Buyers” concluded the present Addendum about the following:

1.	To prolong the terms of validity of the present contract till the 31st of December 2017.

2.	To deliver additionally under present contract [**] lots of Cs-131 with activity of [**] Ci each.

3.	The sum of the contract [**].

4.	The present addendum is the integral part of contract 840/08625142/25/158-15 and may be signed by E-mail.

5.	All the rest terms of Contract No. 840/08625142/25/158-15 remain unchanged.

THE SELLERS	THE BUYERS

/s/ B.V. Aakaiev	/s/ Thomas C. LaVoy
B.V. Aakaiev	Thomas C. LaVoy
Director General, JSC “Isotope”	CEO – IsoRay Medical Inc.
22.12.16	December 14, 2016

[**] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.